Exhibit 99.3

August 6, 2007

Conrad J. Hunter

Dear Mr. Hunter:

Reference is made to the Employment Agreement, dated as of July 17, 2007 (the “Employment Agreement”), between you and iPCS Wireless, Inc.

The Effective Date (as defined in the Employment Agreement) is hereby amended to be August 7, 2007.

The foregoing change will constitute an amendment of your Employment Agreement. Please acknowledge this amendment by countersigning below.

Very truly yours,

iPCS, Inc.

		By:	/s/ Edmund L. Quatmann, Jr.
		Name:	Edmund L. Quatmann, Jr.
		Title:	Vice President and General Counsel

AGREED AND ACKNOWLEDGED this 6th day of August 2007

By:	/s/ Conrad J. Hunter